SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 13, 2009

(Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street. Suite 700, Boston, MA

 (Address of principal executive offices)

(800) 518-4879

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-      12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act    (17 CFR 240.13e-4(c))

SECTION 1. Company's Business and Operations

None

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On October 13, 2009, Mr. Frank Menzler resigned his position as an officer, including but not limited to his position as Chief Executive Officer and President, of the Company and, pursuant to the terms of his employment agreement dated September 30, 2009 with the Company, was appointed “Special Technical Advisor” to the Company; Mr. Menzler did not resign as a result of any disagreement between himself and the Company.

            Simultaneously, the Company entered into an Interim Executive Services Agreement with Mr. Amit S. Dang pursuant to which Mr. Dang agreed to provide executive services to the Company.  Mr. Dang has been appointed the Company’s Interim Chief Executive Officer, President and Secretary.  Mr. Dang will receive a flat fee of $7,000 per month during the term of the Agreement.  Mr. Dang was also granted an option to purchase, subject to vesting restrictions, up to 100,000 shares of the Company’s common stock, at a price of $0.32 per share (the closing price of the Company’s common stock as reported on the Over the Counter Bulletin Board on October 13, 2009. The Agreement may be terminated at any time by the Company, and upon 90 days prior written notice by Mr. Dang, for any reason whatsoever. It is not expected that Mr. Dang will devote his full time and attention to the Company’s operations.

            Amit Singh Dang, 29.  Mr. Dang holds a Bachelors degree (B.B.A.) in Finance from Wayne State University (2003), with advanced academic studies in contract, criminal, civil, and policy law; management, finance, logistics, and strategy; and audit theory; from Michigan State University (2003-2004), The University of Michigan (2004-2006), and the Institute of Internal Auditors (2006-2008), respectively.  From May 2005 to August 2005, Mr. Dang was employed as an Accountant at Noir Medical Technologies / Laser Company, and from February 2006 to June 2006, he served as a Business Process and Development Consultant for Sterling Solutions and Systems.  From June 2006 to May 2008, Mr. Dang worked as a Risk and Performance Services Consultant at Crowe Horwath, where he specialized in identifying high-risk areas for public and private companies and helped develop and re-engineer core business processes for greater efficiency and control.  Since May 2008, Mr. Dang has served as the Managing Director for Infinitus Ventures, facilitating the early incubation, capital funding, and development of client companies.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

NUMBER	EXHIBIT DESCRIPTION
10.1	Interim Executive Services Agreement dated as of October 13, 2009 between HepaLife Technologies, Inc. and Amit S. Dang.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Amit S. Dang

Amit S. Dang

President and Chief Executive Officer

Date: October 19, 2009

Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

October 13, 2009

HEPALIFE TECHNOLOGIES, INC

NUMBER	EXHIBIT DESCRIPTION
10.1	Interim Executive Services Agreement dated as of October 13, 2009 between HepaLife Technologies, Inc. and Amit S. Dang.

E1